FEDERATED INTERNATIONAL HIGH INCOME FUND
(A Portfolio of Federated World Investment Series, Inc.)
Supplement to the Prospectus dated January 31, 2004

Under the section entitled "Who Manages the Fund?" please replace the first paragraph with the following:

"The Board of Directors (the Board) governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779."



                                                                  March 29, 2004



Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

30172 (3/04)
530222